UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER
REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09357
JNLNY VARIABLE FUND I LLC
(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, MI 48951
(Address of principal executive offices) (Zip code)

Susan S. Rhee, Esq.
Jackson National Asset Management, LLC
1 Corporate Way
Lansing, MI 48951
(Name and address of agent for service)

Registrant's telephone number, including area code: 517 381-5500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Item 1. Report to Shareholders.

JNL/Mellon Capital Management 25 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management 25 Fund to earn is total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned -3.06% compared to 11.60% of its benchmark the S&P Midcap 400 Barra Value Index. The two companies that experienced annual total returns greater than 30% were Freeport-McMoRan Copper & Gold Incorporated and ConocoPhillips. Freeport-McMoRan, a producer of copper, gold and silver, had a 47% return in 2005. Freeport-McMoRan experienced an increase in earnings during th2e fourth quarter of 2005 due to record quarterly copper and gold sales volumes. ConocoPhillips, an integrated energy company, had a 37% return in 2005. ConocoPhillips experienced a surge in earnings during the third quarter of 2005 due to an increase in the demand for oil sending the price of oil to record highs. The company experienced a significant decrease in inventory caused by devastating hurricanes.

Two companies that dragged down the performance of the Fund in 2005 were Quebecor World Incorporated and Kronos Worldwide Incorporated. Quebecor World Inc, a commercial printing company experienced a 34% decline as a result of a significant drop in net earnings. The company reported declining prices, greater competition as well as restructing costs, as the primary reason behind the drop in earnings. Kronos Inc, a major manufacturer of titanium dioxide pigments in Europe and North America, had a fairly steady decline the first half of the year and finished down 26%.

Mellon Capital Management 25 Fund (Class A)

Average Annual Total Return
1 year	-3.06%
Since Inception	14.91%

(Inception date July 22, 2002).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Global 15 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Global 15 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

International Market Overview: International markets posted solid gains during the fourth quarter, as the MSCI EAFE rose 6.8% in local terms. The strength in the dollar muted international returns, as the EAFE gained 3.8% in USD terms. The strongest market was Japan, which rose 16.4% in local terms (11.8% in USD) for the quarter and added 42.9% for the year. The future continues to look bright for the Japanese economy as expectations solidified for continued economic reform under Prime Minister Koizumi's cabinet reshuffling. Earnings growth continues to provide a solid fundamental backdrop, while large inflows from foreign investors into the Japanese market fueled gains. The Netherlands (10.3%), Switzerland (9.7%), and Denmark (8.8%) also posted solid gains, continuing to benefit from higher earnings, signs of economic growth, and rising exports due to a weaker euro.

Some of the lagging markets included Hong Kong (-3.7%) and New Zealand (-3.1%). Stocks in Norway also fell 1% after oil prices eased this quarter.

Fund Specific Overview: The Fund returned 10.12% vs. 9.49% from its benchmark the MSCI DTR World Index. During the year of 2005 the U.S. dollar significantly appreciated versus the British pound. By the end of 2005, the U.S. dollar had gained about 12% versus the British pound.

In 2005, the Fund's Hong Kong and United Kingdom holdings out performed its U.S. components.

Thirteen securities within the Fund yielded positive returns. The top three companies that produced exceptional performance are highlighted below:

Royal & Sun Alliance, which had return of about 53% for the year. The company’s stock price steadily increased during the year. In November the company announced both the settlement of a legal case and increased earnings for the year. The stock was up 11% in that month.

P & O had a return of about 44% for the year. During 2005 there were two days of significant price movement. On October 31, the Dubai government approached the company about a potential takeover. The stock was up 30% that day. Another day of significant news was on December 2 when Temasek Holdings announced it had increased its stake in the firm. The stock was up 12% on that day.

CNOOC Ltd had a return of about 31% for the year. A large part of the performance took place during the months of July and August. During that period, CNOOC was up 19%. The major news item announced during those two months concerned the acquisition of Unocal. CNOOC's intention to acquire Unocal and later withdrawal of said offer affected the stock's performance. Following that decision three major debt rating firms, Moody's Investors Service, Fitch Rating, and S&P, decided not to downgrade CNOOC's debt ratings.

Mellon Capital Management Global 15 Fund (Class A)

Average Annual Total Return
1 year	10.12%
Since Inception	18.06%

(Inception date July 22, 2002).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Nasdaq® 15 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Nasdaq 15 Fund is total return.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned -0.92% vs 1.89% for its benchmark the NASDAQ 100 Index. One of the better performers during the year was Pixar, returning +23%. Pixar's share price jumped more than +30% in the fourth quarter on speculation that it may be acquired by Walt Disney Company. Other top performers in the Fund were Cognizant Technology Solutions +19%, Adobe +18% and Citrix Systems +17%.

The returns for the two largest holdings, Qualcomm and Oracle, which account for approximately 45% of the Fund, had returns of +2% and -11%, respectively. One of the worst performing stocks for the Fund was Symantec Corp, which dropped over 32% due to negative second quarter results and weak sales outlook. One stock, Nextel Communications, was acquired and dropped from the Fund strategy in August.

Mellon Capital Management Nasdaq 15 Fund (Class A)

Average Annual Total Return
1 year	-0.92%
Since Inception	6.18%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Select Small-Cap Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Select Small-Cap Fund is to earn total return through capital appreciation.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: For the year, the Fund returned 8.74% while its benchmark the Russell 2000 Index returned 4.55%. The Fund received consistent cash contributions throughout the year. Below is a brief discussion regarding the top performers of the Fund in 2005.

LCA Vision ended the year up 105%. LCA Vision started the year with positive financials and continued to report strong financial and operational performance through out the year.

Aleris International performed well and ended the year up 91%. In the first quarter Aleris reported the results from its merger with Commonwealth Industries and improvement in its 2004 4th quarter financials. In 2005, Aleris acquired Tomra and ALSCO Holdings, and continued to report strong growth and financial performance.

Psychiatric Solutions finished the year up 61%. At the beginning of the year, the company reported strong 2004 4th quarter growth. In July, Psychiatric Solutions completed its purchase of 20 facilities from Ardent Health Services and issued a secondary offering of common stock. The company reported strong financial performance throughout the year and raised its earning estimates for 2006.

The bottom performers of the Fund included: Harvest Natural Resources ended the year down 49%. Early in the year, the company reported that the Venezuela state oil company rejected Harvest Natural Resources 2005 business plan, leading to a suspension in drilling. During the year the company reported penalties from the Venezuelan government related to income taxes.

Ultralife Batteries ended the year down 38%. Throughout the year, negative financial performance and poor sales hampered the company.

Mellon Capital Management Select Small-Cap Fund (Class A)

Average Annual Total Return
1 year	8.74%
Since Inception	21.65%

(Inception date July 22, 2002).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management DowSM 10 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Dow 10 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview:The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The two companies that yielded the strongest performance during the year were Altria (MO) and JP Morgan (JPM). Altria's 27% total return for the year stems primarily from favorable court rulings and strong earnings. After falling about 14% during the first 3 quarters of 2005, JP Morgan (JPM) showed strong Q3 earnings, which helped to boost the stock, ending the year with a total return of 5.2%. The Fund returned -5.70% vs. 1.72% from its benchmark the Dow Jones Industrial Average Index.

The two biggest laggards in the Fund's performance during the year were General Motors (GM) and Verizon (VZ). General Motors had a total return of -47% due to several issues such as the potential costly bailout of Delphi Corp, high healthcare and commodities costs, and sinking sales of large SUVs. Verizon had a fairly steady decline throughout the year and finished down 22%.

Mellon Capital Management Dow 10 Fund (Class A)

Average Annual Total Return
1 year	-5.70%
Since Inception	9.65%

(Inception date July 22, 2002).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management S&P® 10 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management S&P 10 Fund is to earn total return through a combination of capital appreciation and dividend income.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned 37.18% compared to 4.91% for its benchmark the S&P 500 Index. Three of the better performers in the Fund were Valero Energy (VLO), Halliburton (HAL), and Aetna, Inc (AET). Valero Energy, the largest oil refiner in North America, had a stellar year with a 128% return due to an increase in crude oil and natural gas prices. Halliburton, an engineering and construction provider, had a return of 59%, due to earnings from growth in construction services and high natural and oil gas prices. Lastly, Aetna, Inc., a health benefits provider, had a return of 52%, due to consistent earnings throughout the year. The only stock in the Fund with a negative return was Sprint Nextel (S) with a -5% return for the year.

Mellon Capital Management S&P 10 Fund (Class A)

Average Annual Total Return
1 year	37.18%
Since Inception	19.84%

(Inception date July 22, 2002).

Prior to December 15, 2003, the Fund was managed by First Trust Advisors L.P.

Prior to February 18, 2004, the Fund was managed by Curian Capital LLC.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL/Mellon Capital Management Value Line® 25 Fund (NY)

Mellon Capital Management Corporation

Team Management

Objective:

The investment objective of the JNL/Mellon Capital Management Value Line 25 Fund is to provide capital appreciation.

Money Manager Commentary:

U.S. Market Overview: The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000 Index rose 6.27%, compared to a 4.55% gain in the Russell 2000 Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reined supreme as the Russell Midcap Index rose 12.65%.

The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors' announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was "well contained", leading to a slight gain for the three-month period.

The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Fund Specific Overview: The Fund returned 39.00% compared to 4.91% for its benchmark the S&P 500 Index. Two of the best performing stocks in the Fund were Southwestern Energy (up 184%) and Apple Computer (up 123%). Southwestern Energy reported record financial and operating results for 2005. For Apple Computer, net sales increased 68% during 2005 from 2004. A strong factor that contributed to the increase was iPod sales that increased 248% during 2005 compared to 2004.

Three of the worst performing stocks in the Fund were AK Steel Holding Corp. (down 45%), Georgia Gulf Corp. (down 38%) and Cree Inc. (down 37%). AK Steel Corp. had to contend with high and unprecedented costs for raw materials and energy, as well as its high levels of long-term debt and pension obligations. Georgia Gulf Corp. also had to deal with higher costs for raw materials and energy. Cree Inc. released second quarter numbers that were uninspiring and announced that third quarter numbers would also be below analysts' expectations.

Mellon Capital Management Value Line 25 Fund (Class A)

Average Annual Total Return
1 year	39.00%
Since Inception	44.54%

(Inception date October 4, 2004).

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be more or less than their original costs. Performance numbers are net of all Fund operating expenses, but do not reflect deduction of insurance charges.

JNL Variable Funds
Schedule of Investments (in thousands)
December 31, 2005

JNL/Mellon Capital Management 25 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Industrial	29.5%
Consumer, Non-cyclical	24.6%
Basic Materials	19.8%
Consumer, Cyclical	8.5%
Communications	8.0%
Energy	5.7%
Technology	3.9%
100.0%

Common Stocks - 97.4%

Aerospace & Defense - 5.3%

Goodrich Corp.	27	$1,119

Chemicals - 6.2%

Kronos Worldwide Inc.	21	600
PPG Industries Inc.	13	748
		1,347

Electrical Components & Equipment - 7.9%

Emerson Electric Co.	13	948
Hubbell Inc. - Class B	17	767
		1,716

Environmental Control - 4.2%

Waste Management Inc.	30	901

Food - 10.1%

Fresh Del Monte Produce Inc.	27	608
General Mills Inc.	18	882
Kraft Foods Inc. (c)	25	695
		2,185

Forest Products & Paper - 7.3%

International Paper Co.	21	704
Weyerhaeuser Co.	13	878
		1,582

Hand & Machine Tools - 3.6%

Stanley Works	16	785

Home Furnishings - 5.0%

Whirlpool Corp.	13	1,076

Household Products - 3.7%

Kimberly-Clark Corp.	14	806

Manufacturing - 4.2%

SPX Corp. (c)	20	915

Media - 5.6%

Dow Jones & Co. Inc.	21	733
Quebecor World Inc.	35	482
		1,215

Mining - 5.8%

Freeport-McMoRan Copper & Gold Inc. (c)	23	1,250

Office & Business Equipment - 3.8%

Pitney Bowes Inc.	19	811

Office Furnishings - 3.8%

Avery Dennison Corp.	15	819

Oil & Gas - 5.5%

ConocoPhillips	20	1,191

Packaging & Containers - 3.6%

Packaging Corp.	34	780

Pharmaceuticals - 4.1%

Eli Lilly & Co.	16	887

Telecommunications - 4.4%

Alltel Corp.	15	955

Toys & Hobbies - 3.3%

Mattel Inc.	45	714

Total Common Stocks (cost $21,122)	21,054

Short Term Investments - 7.1%

Securities Lending Collateral - 7.1%

Mellon GSL Delaware Business Trust Collateral Fund (d)	1,542	1,542

Total Short Term Investments (cost $1,542)	1,542

Total Investments - 104.5% (cost $22,664)	22,596
Other Assets and Liabilities, Net - (4.5%)	(967)
Total Net Assets - 100%	$21,629

JNL/Mellon Capital Management Global 15 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Financial	27.4%
Industrial	21.2%
Communications	11.8%
Consumer, Non-cyclical	11.4%
Energy	7.7%
Utilities	7.4%
Consumer, Cyclical	6.6%
Diversified	5.9%
Money Market Investment	0.6%
100.0%

Common Stocks - 98.7%

Auto Parts & Equipment - 6.6%

GKN Plc	270	$1,337

Banks - 6.1%

BOC Hong Kong Holdings Ltd.	638	1,226

Diversified Financial Services - 6.2%

JPMorgan Chase & Co.	31	1,246

Electric - 7.3%

Scottish Power Plc	158	1,479

Holding Companies - Diversified - 5.9%

Citic Pacific Ltd.	429	1,187

Insurance - 8.8%

Royal & Sun Alliance Insurance Group	823	1,781

Manufacturing - 5.8%

General Electric Corp.	34	1,176

Oil & Gas - 7.6%

CNOOC Ltd.	2,269	1,536

Pharmaceuticals - 11.3%

Merck & Co. Inc.	38	1,212
Pfizer Inc.	46	1,063
		2,275

Real Estate - 6.1%

Hang Lung Properties Ltd.	789	1,231

Telecommunications - 11.8%

AT&T Inc.	48	1,164
BT Group Plc	314	1,205
		2,369

Transportation - 15.2%

MTR Corp.	686	1,348
Peninsular and Oriental Steam Navigation Co.	214	1,719
		3,067

Total Common Stocks (cost $18,026)	19,910

Short Term Investments - 0.6%

Money Market Funds - 0.6%

JNL Money Market Fund, 4.13% (a) (d)	124	124

Total Short Term Investments (cost $124)	124

Total Investments - 99.3% (cost $18,150)	20,034
Other Assets and Liabilities, Net - 0.7%	150
Total Net Assets - 100%	$20,184

JNL/Mellon Capital Management Nasdaq 15 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Technology	39.0%
Communications	29.7%
Consumer, Cyclical	22.9%
Money Market Investment	4.3%
Industrial	2.6%
Consumer, Non-cyclical	1.5%
100.0%

Common Stocks - 94.7%

Auto Manufacturers - 4.3%

Paccar Inc.	1	$66

Computers - 2.4%

Cognizant Technology Solutions Corp. (b)	1	36

Electronics - 2.6%

Garmin Ltd. (c)	1	39

Entertainment - 2.2%

Pixar (b)	1	33

Healthcare Services - 1.5%

Lincare Holdings Inc. (b)	1	23

Internet - 4.0%

Symantec Corp. (b)	3	61

Retail - 18.3%

Sears Holdings Corp. (b)	-	56
Staples Inc.	4	93
Starbucks Corp. (b)	4	131
		280

Software - 34.1%

Adobe Systems Inc.	3	96
Autodesk Inc.	1	54
Citrix Systems Inc. (b)	1	26
Oracle Corp. (b)	28	341
		517

Wireless Telecommunications - 25.3%

Qualcomm Inc.	9	386

Total Common Stocks (cost $1,397)	1,441

Short Term Investments - 6.8%

Money Market Funds - 4.2%

JNL Money Market Fund, 4.13% (a) (d)	64	64

Securities Lending Collateral - 2.6%

Mellon GSL Delaware Business Trust Collateral Fund (d)	40	40

Total Short Term Investments (cost $104)	104

Total Investments - 101.5% (cost $1,501)	1,545
Other Assets and Liabilities, Net - (1.5%)	(23)
Total Net Assets - 100%	$1,522

JNL/Mellon Capital Management Select Small-Cap Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Industrial	27.4%
Consumer, Cyclical	19.2%
Consumer, Non-cyclical	18.3%
Energy	16.9%
Technology	6.8%
Financial	5.4%
Communications	3.9%
Basic Materials	1.6%
Money Market Investment	0.5%
100.0%

Common Stocks - 97.9%

Building Materials - 4.9%

NCI Building Systems Inc. (b)	9	$368
Texas Industries Inc.	9	461
		829

Computers - 0.9%

SI International Inc. (b)	5	145

Diversified Financial Services - 2.7%

Accredited Home Lenders Holding Co. (b) (c)	9	449

Electrical Components & Equipment - 2.4%

Intermagnetics General Corp. (b)	11	337
Ultralife Batteries Inc. (b)	6	67
		404

Electronics - 3.1%

II-VI Inc. (b)	11	196
Paxar Corp. (b)	17	333
		529

Environmental Control - 2.4%

Aleris International Inc. (b)	12	402

Food - 4.2%

Sanderson Farms Inc.	9	261
United Natural Foods Inc. (b)	17	452
		713

Healthcare Products - 6.7%

LCA-Vision Inc.	9	409
TLC Vision Corp. (b)	27	173
Ventana Medical Systems Inc. (b)	13	552
		1,134

Healthcare Services - 3.0%

Psychiatric Solutions Inc. (b)	9	501

Home Builders - 4.1%

Meritage Corp. (b)	11	690

Household Products - 3.2%

Jarden Corp. (b) (c)	18	544

Internet - 3.9%

Websense Inc. (b)	10	653

Iron & Steel - 1.5%

Chaparral Steel Co. (b)	9	262

Leisure Time - 1.6%

Nautilus Inc.	14	263

Metal Fabrication & Hardware - 9.9%

Commercial Metals Co.	25	940
Maverick Tube Corp. (b)	18	724
		1,664

Oil & Gas - 8.2%

Atwood Oceanics Inc. (b)	6	503
Harvest Natural Resources Inc. (b)	16	140
Petroleum Development Corp. (b)	6	209
Swift Energy Co. (b)	12	539
		1,391

Oil & Gas Services - 4.1%

Superior Energy Services (b)	33	687

Packaging & Containers - 1.8%

Grief Inc.	5	309

Pharmaceuticals - 0.9%

Mannatech Inc.	11	150

Real Estate Investment Trusts - 2.6%

LaSalle Hotel Properties	12	441

Retail - 10.2%

Charming Shoppes Inc. (b)	48	635
Guitar Center Inc. (b)	11	540
Jack in The Box Inc. (b) (c)	15	541
		1,716

Software - 5.8%

Ansys Inc. (b)	13	556
Verint Systems Inc. (b)	12	429
		985

Toys & Hobbies - 3.1%

Jakks Pacific Inc. (b)	11	235
RC2 Corp. (b)	8	288
		523

Transportation - 6.7%

EGL Inc. (b)	18	694
Forward Air Corp.	12	444
		1,138

Total Common Stocks (cost $14,324)	16,522

Short Term Investments - 6.4%

Money Market Funds - 0.5%

JNL Money Market Fund, 4.13% (a) (d)	86	86

Securities Lending Collateral - 5.9%

Mellon GSL Delaware Business Trust Collateral Fund (d)	1,000	1,000

Total Short Term Investments (cost $1,086)	1,086

Total Investments - 104.3% (cost $15,410)	17,608
Other Assets and Liabilities, Net - (4.3%)	(729)
Total Net Assets - 100%	$16,879

JNL/Mellon Capital Management Dow(SM) 10 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	33.9%
Financial	22.2%
Communications	18.6%
Industrial	10.5%
Basic Materials	9.5%
Consumer, Cyclical	5.3%
100.0%

Common Stocks - 99.1%

Auto Manufacturers - 5.3%

General Motors Corp. (c)	57	$1,107

Chemicals - 9.4%

E.I. du Pont de Nemours & Co. (c)	47	1,982

Diversified Financial Services - 22.1%

Citigroup Inc.	47	2,304
JPMorgan Chase & Co.	59	2,326
		4,630

Manufacturing - 10.4%

General Electric Corp.	63	2,196

Pharmaceuticals - 20.2%

Merck & Co. Inc.	71	2,263
Pfizer Inc.	85	1,983
		4,246

Telecommunications - 18.4%

AT&T Inc.	89	2,173
Verizon Communications Inc.	56	1,700
		3,873

Tobacco - 13.3%

Altria Group Inc.	37	2,797

Total Common Stocks (cost $22,064)	20,831

Short Term Investments - 15.1%

Securities Lending Collateral - 15.1%

Mellon GSL Delaware Business Trust Collateral Fund (d)	3,167	3,167

Total Short Term Investments (cost $3,167)	3,167

Total Investments - 114.2% (cost $25,231)	23,998
Other Assets and Liabilities, Net - (14.2%)	(2,975)
Total Net Assets - 100%	$21,023

JNL/Mellon Capital Management S&P® 10 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	47.7%
Energy	27.3%
Consumer, Cyclical	9.5%
Industrial	8.8%
Communications	6.7%
100.0%

Common Stocks - 99.4%

Agriculture - 7.8%

Archer-Daniels-Midland Co.	81	$2,006

Healthcare Services - 30.4%

Aetna Inc.	29	2,746
UnitedHealth Group Inc.	41	2,563
WellPoint Inc. (b)	32	2,520
		7,829

Oil & Gas - 16.0%

Valero Energy Corp.	80	4,127

Oil & Gas Services - 11.1%

Halliburton Co.	46	2,866

Pharmaceuticals - 9.3%

Caremark Rx Inc. (b)	46	2,384

Retail - 9.5%

JC Penney Corp. Inc.	44	2,437

Telecommunications - 6.6%

Sprint Nextel Corp.	73	1,706

Transportation - 8.7%

Norfolk Southern Corp.	50	2,249

Total Common Stocks (cost $19,570)	25,604

Total Investments - 99.4% (cost $19,570)	25,604
Other Assets and Liabilities, Net - 0.6%	163
Total Net Assets - 100%	$25,767

JNL/Mellon Capital Management Value Line 25 Fund (NY)

Percentage of Total
Industry Sector	Investments (e)
Consumer, Non-cyclical	34.2%
Technology	31.6%
Utilities	9.9%
Consumer, Cyclical	6.8%
Basic Materials	5.2%
Industrial	5.1%
Energy	4.1%
Money Market Investment	2.2%
Communications	0.9%
100.0%

Common Stocks - 99.3%

Chemicals - 0.4%

Georgia Gulf Corp.	5	$161

Computers - 22.1%

Apple Computer Inc. (b)	103	7,394
Cognizant Technology Solutions Corp. (b)	17	851
		8,245

Electric - 10.0%

TXU Corp.	75	3,742

Hand & Machine Tools - 2.4%

Black & Decker Corp.	10	894

Healthcare Services - 34.7%

Aetna Inc.	38	3,565
UnitedHealth Group Inc.	152	9,419
		12,984

Home Builders - 1.5%

NVR Inc. (b) (c)	1	562

Home Furnishings - 2.2%

Harman International Industries Inc.	9	834

Internet - 0.9%

Websense Inc. (b)	5	347

Iron & Steel - 4.9%

AK Steel Holding Corp. (b) (c)	18	143
Carpenter Technology Corp.	4	316
Nucor Corp.	20	1,361
		1,820

Oil & Gas - 2.9%

Berry Petroleum Co. - Class A	6	323
Southwestern Energy Co. (b)	21	758
		1,081

Oil & Gas Services - 1.3%

Cal Dive International Inc. (b)	13	472

Retail - 3.2%

Aeropostale Inc. (b)	9	234
American Eagle Outfitters Inc.	19	436
Urban Outfitters Inc. (b)	21	525
		1,195

Semiconductors - 0.6%

Cree Inc. (b) (c)	9	233

Software - 9.4%

Adobe Systems Inc.	61	2,259
Autodesk Inc.	29	1,263
		3,522

Transportation - 2.8%

JB Hunt Transport Services Inc.	21	469
OMI Corp.	16	284
Yellow Roadway Corp. (b)	6	280
		1,033

Total Common Stocks (cost $29,159)	37,125

Short Term Investments - 3.3%

Money Market Funds - 2.2%

JNL Money Market Fund, 4.13% (a) (d)	834	834

Securities Lending Collateral - 1.1%

Mellon GSL Delaware Business Trust Collateral Fund (d)	395	395

Total Short Term Investments (cost $1,229)	1,229

Total Investments - 102.6% (cost $30,388)	38,354
Other Assets and Liabilities, Net - (2.6%)	(965)
Total Net Assets - 100%	$37,389

(a) Dividend yield changes daily to reflect current market conditions. Rate is the quoted yield as of December 31, 2005.

(b) Non-income producing security.

(c) All or portion of the security has been loaned.

(d) Investments in affiliates. See Note 3 in the Notes to the Financial Statements.

(e) Sector weightings excluding securities lending collateral.

Summary of Investments by Country:

JNL/Mellon Capital
Management
Global 15 Fund (NY)

Canada	-%
Cayman Islands	-
Denmark	-
Germany	-
Hong Kong	32.6
Italy	-
Netherlands	-
United Kingdom	37.5
United States	29.9
Total Investments	100.0%

Summary of Open Currency Contracts (in thousands):

Currency	Settlement	Notional	Currency	Unrealized
Purchased/Sold	Date	Amount	Value	Gain/(Loss)

JNL/Mellon Capital Management Global 15 Fund (NY)

GBP/USD	01/04/06	23 GBP	$40	$-
			40	-

JNL Variable Funds
Statements of Assets and Liabilities (in thousands, except net asset value per share)
December 31, 2005

JNLNY Variable Fund I LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	25	Global 15	Nasdaq 15	Select Small-	Dow 10	S&P 10	Value Line 25
Assets	Fund	Fund	Fund	Cap Fund	Fund	Fund	Fund

Investments - unaffiliated, at value (a) (b)	$ 21,054	$ 19,910	$ 1,441	$ 16,522	$ 20,831	$ 25,604	$ 37,125
Investments - affiliated, at value and cost	1,542	124	104	1,086	3,167	-	1,229
Cash	225	-	-	-	58	322	-
Foreign currency (c)	-	18	-	-	-	-	-
Receivables:
Dividends and interest	52	46	5	4	75	1	47
Foreign taxes recoverable	-	-	-	-	-	-	-
Forward currency contracts	-	-	-	-	-	-	-
Fund shares sold	56	29	15	16	79	70	142
Investment securities sold	444	150	-	336	-	-	-
Total assets	23,373	20,277	1,565	17,964	24,210	25,997	38,543

Liabilities
Cash overdraft	-	-	-	-	-	-	-
Payables:
Administrative fees	3	3	-	2	3	4	5
Advisory fees	8	6	1	5	7	10	11
Forward currency contracts	-	-	-	-	-	-	-
Fund shares redeemed	6	10	1	7	6	7	59
Investment securities purchased	181	71	-	68	-	204	666
Managers fees	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	12
12b-1 service fees (Class A)	4	3	1	3	4	5	6
Return of collateral for securities loaned	1,542	-	40	1,000	3,167	-	395
Total liabilities	1,744	93	43	1,085	3,187	230	1,154
Net assets	$ 21,629	$ 20,184	$ 1,522	$ 16,879	$ 21,023	$ 25,767	$ 37,389

Net assets consist of:
Paid-in capital	$ 21,697	$ 18,299	$ 1,478	$ 14,682	$ 22,256	$ 19,733	$ 29,423
Undistributed (excess of distributions over)
net investment income	-	-	-	-	-	-	-
Accumulated net realized gain (loss)	-	-	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on investments and foreign currency
related transactions	(68)	1,885	44	2,197	(1,233)	6,034	7,966
	$ 21,629	$ 20,184	$ 1,522	$ 16,879	$ 21,023	$ 25,767	$ 37,389

Class A
Net assets	$ 21,629	$ 20,184	$ 1,522	$ 16,879	$ 21,023	$ 25,767	$ 37,389
Shares outstanding (no par value),
unlimited shares authorized	1,339	1,138	141	858	1,530	1,380	2,358
Net asset value per share	$ 16.15	$ 17.73	$ 10.78	$ 19.66	$ 13.74	$ 18.67	$ 15.86

Class B
Net assets	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Shares outstanding (no par value),
unlimited shares authorized	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net asset value per share	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(a) Including securities on loan of:	$ 1,498	$ -	$ 39	$ 972	$ 3,066	$ -	$ 374
(b) Investments - unaffiliated, at cost	21,122	18,026	1,397	14,324	22,064	19,570	29,159
(c) Foreign currency, at cost	-	18	-	-	-	-	-

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Operations (in thousands)
For the Year Ended December 31, 2005

	JNLNY Variable Fund I LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	25	Global 15	Nasdaq 15	Select Small-	Dow 10	S&P 10	Value Line 25
	Fund	Fund	Fund	Cap Fund	Fund	Fund	Fund
Investment income
Dividends (a)	$ 649	$ 641	$ 10	$ 40	$ 770	$ 144	$ 141
Interest	-	-	-	-	-	-	-
Foreign taxes withheld	(4)	(26)	-	-	-	-	-
Securities lending	3	1	1	4	23	-	1
Total investment income	648	616	11	44	793	144	142

Expenses
Administrative fees	33	30	3	19	28	35	34
Advisory fees	82	56	6	48	68	86	84
12B-1 service fees (Class A)	45	30	3	26	37	46	46
Legal fees	-	-	-	-	-	-	-
Managers fees	1	-	-	-	-	1	1
Other expenses	1	2	1	1	6	3	35
Total expenses	162	118	13	94	139	171	200
Net investment income (loss)	486	498	(2)	(50)	654	(27)	(58)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	1,552	827	111	534	364	3,757	723
Foreign currency related items	-	(3)	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(2,511)	472	(47)	872	(1,960)	3,763	7,477
Foreign currency related items	-	-	-	-	-	-	-
Net realized and unrealized
gain (loss)	(959)	1,296	64	1,406	(1,596)	7,520	8,200

Net increase (decrease) in net assets
from operations	$ (473)	$ 1,794	$ 62	$ 1,356	$ (942)	$ 7,493	$ 8,142

(a) Dividends from affiliated investments	$ 4	$ 3	$ 1	$ 2	$ 3	$ 4	$ 6

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2005

	JNLNY Variable Fund I LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	25	Global 15	Nasdaq 15	Select Small-	Dow 10	S&P 10	Value Line 25
Operations	Fund	Fund	Fund	Cap Fund	Fund	Fund	Fund
Net investment income (loss)	$ 486	$ 498	$ (2)	$ (50)	$ 654	$ (27)	$ (58)
Net realized gain (loss) on:
Investments	1,552	827	111	534	364	3,757	723
Foreign currency related items	-	(3)	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	(2,511)	472	(47)	872	(1,960)	3,763	7,477
Foreign currency related items	-	-	-	-	-	-	-
Net increase in net assets
from operations	(473)	1,794	62	1,356	(942)	7,493	8,142

Share transactions¹
Proceeds from the sale of shares
Class A	12,136	10,771	1,541	7,292	9,444	12,509	21,461
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(8,655)	(3,462)	(1,292)	(1,896)	(3,283)	(10,612)	(6,160)
Class B	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from share transactions	3,481	7,309	249	5,396	6,161	1,897	15,301

Net increase (decrease) in net assets	3,008	9,103	311	6,752	5,219	9,390	23,443

Net assets beginning of period	18,621	11,081	1,211	10,127	15,804	16,377	13,946

Net assets end of period	$ 21,629	$ 20,184	$ 1,522	$ 16,879	$ 21,023	$ 25,767	$ 37,389

Undistributed (accumulated) net
investment income (loss)	$ -	$ -	$ -	$ -	$ -	$ -	$ -

¹Share transactions
Shares sold
Class A	755	661	150	403	683	773	1,584
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(534)	(211)	(120)	(105)	(237)	(596)	(448)
Class B	-	-	-	-	-	-	-
Net increase (decrease)	221	450	30	298	446	177	1,136

Purchases and sales of investment
securities (excluding short-term
securities):

Purchases of securities	$ 23,207	$ 14,221	$ 2,306	$ 14,890	$ 11,866	$ 24,530	$ 30,428
Proceeds from sales of securities	19,615	6,555	2,113	9,122	4,973	22,553	15,285

See Notes to the Financial Statements.

JNL Variable Funds
Statements of Changes in Net Assets (in thousands)
For the Year Ended December 31, 2004

	JNLNY Variable Fund I LLC

	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon	JNL/Mellon
	Capital	Capital	Capital	Capital	Capital	Capital	Capital
	Management	Management	Management	Management	Management	Management	Management
	25	Global 15	Nasdaq 15	Select Small-	Dow 10	S&P 10	Value Line 25
Operations	Fund	Fund	Fund (a)	Cap Fund	Fund	Fund	Fund (a)
Net investment income (loss)	$ 213	$ 136	$ (1)	$ (1)	$ 379	$ 107	$ (8)
Net realized gain (loss) on:
Investments	1,735	87	-	1,184	909	1,938	136
Foreign currency related items	-	(3)	-	-	-	-	-
Net change in unrealized appreciation or
depreciation on:
Investments	1,045	1,270	91	115	(602)	1,177	489
Foreign currency related items	-	-	-	-	-	-	-
Net increase in net assets
from operations	2,993	1,490	90	1,298	686	3,222	617

Share transactions¹
Proceeds from the sale of shares
Class A	15,389	9,228	1,125	6,913	11,281	15,329	14,535
Class B	-	-	-	-	-	-	-
Proceeds in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Cost of shares redeemed
Class A	(6,882)	(995)	(4)	(4,303)	(4,771)	(10,579)	(1,206)
Class B	-	-	-	-	-	-	-
Net increase (decrease) in net assets
from share transactions	8,507	8,233	1,121	2,610	6,510	4,750	13,329

Net increase (decrease) in net assets	11,500	9,723	1,211	3,908	7,196	7,972	13,946

Net assets beginning of period	7,121	1,358	-	6,219	8,608	8,405	-

Net assets end of period	$ 18,621	$ 11,081	$ 1,211	$ 10,127	$ 15,804	$ 16,377	$ 13,946

Undistributed (accumulated) net
investment income (loss)	$ 362	$ -	$ (1)	$ (5)	$ 499	$ 139	$ (8)

¹Share transactions
Shares sold
Class A	1,048	654	111	442	821	1,310	1,328
Class B	-	-	-	-	-	-	-
Shares issued in connection with acquisition
Class A	-	-	-	-	-	-	-
Class B	-	-	-	-	-	-	-
Shares redeemed
Class A	(451)	(73)	-	(268)	(346)	(835)	(106)
Class B	-	-	-	-	-	-	-
Net increase (decrease)	597	581	111	174	475	475	1,222

Purchases and sales of investment
securities (excluding short-term
securities):

Purchases of securities	$ 17,491	$ 8,737	$ 1,093	$ 11,236	$ 12,346	$ 21,372	$ 14,340
Proceeds from sales of securities	8,807	423	-	8,659	5,512	16,650	1,183

(a) Period from October 4, 2004 (commencement of operations)

See Notes to the Financial Statements.

JNL Variable Funds
Financial Highlights

		Increase (Decrease) from				Distributions from						Ratio of Net
	Net Asset	Investment Operations				Net Realized		Supplemental Data			Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)
Period	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average
Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return (b)	(in thousands)	Turnover	Assets (c)	Net Assets (c)
JNL/Mellon Capital Management 25 Fund (NY)

Class A
12/31/2005	16.66	0.34	(0.85)	(0.51)	-	-	16.15	(3.06)	21,629	89.8	0.73	2.18
12/31/2004	13.66	0.04	2.96	3.00	-	-	16.66	21.96	18,621	69.6	0.73	1.68
12/31/2003	10.33	0.05	3.28	3.33	-	-	13.66	32.24	7,121	11.9	0.81	4.27
07/22(a)-12/31/02	10.00	0.24	0.09	0.33	-	-	10.33	3.30	240	122.8	0.82	2.37

JNL/Mellon Capital Management Global 15 Fund (NY)

Class A
12/31/2005	16.10	0.35	1.28	1.63	-	-	17.73	10.12	20,184	44.0	0.79	3.32
12/31/2004	12.66	0.02	3.42	3.44	-	-	16.10	27.17	11,081	9.3	0.78	2.98
12/31/2003	9.74	(0.74)	3.66	2.92	-	-	12.66	29.98	1,358	25.6	0.86	2.65
07/22(a)-12/31/02	10.00	0.95	(1.21)	(0.26)	-	-	9.74	(2.60)	93	134.4	0.87	4.21

JNL/Mellon Capital Management Nasdaq 15 Fund (NY)

Class A
12/31/2005	10.88	(0.02)	(0.08)	(0.10)	-	-	10.78	(0.92)	1,522	126.4	0.76	(0.15)
10/04(a)-12/31/04	10.00	(0.01)	0.89	0.88	-	-	10.88	8.80	1,211	-	0.76	(0.32)

JNL/Mellon Capital Management Select Small-Cap Fund (NY)

Class A
12/31/2005	18.08	(0.06)	1.64	1.58	-	-	19.66	8.74	16,879	70.8	0.73	(0.39)
12/31/2004	16.11	-	1.97	1.97	-	-	18.08	12.23	10,127	124.8	0.73	(0.01)
12/31/2003	10.89	0.03	5.19	5.22	-	-	16.11	47.93	6,219	19.9	0.81	(0.11)
07/22(a)-12/31/02	10.00	(0.04)	0.93	0.89	-	-	10.89	8.90	270	128.3	0.82	(0.39)

JNL/Mellon Capital Management Dow 10 Fund (NY)

Class A
12/31/2005	14.57	0.29	(1.12)	(0.83)	-	-	13.74	(5.70)	21,023	27.2	0.75	3.53
12/31/2004	14.14	0.26	0.17	0.43	-	-	14.57	3.04	15,804	45.9	0.73	3.10
12/31/2003	11.22	(0.10)	3.02	2.92	-	-	14.14	26.03	8,608	5.2	0.81	3.10
07/22(a)-12/31/02	10.00	0.30	0.92	1.22	-	-	11.22	12.20	302	121.4	0.82	3.31

JNL/Mellon Capital Management S&P 10 Fund (NY)

Class A

12/31/2005	$13.61	$(0.03)	$5.09	$5.06	$ -	$ -	$18.67	37.18%	$25,767	98.9%	0.74%	(0.12)%
12/31/2004	11.54	0.07	2.00	2.07	-	-	13.61	0.37	16,377	112.1	0.73	0.71
12/31/2003	9.69	(0.01)	1.86	1.85	-	-	11.54	19.09	8,405	10.4	0.81	0.73
07/22(a)-12/31/02	10.00	0.05	(0.36)	(0.31)	-	-	9.69	(3.10)	235	113.7	0.82	0.57

JNL/Mellon Capital Management Value Line 25 Fund (NY)

Class A
12/31/2005	11.41	(0.02)	4.47	4.45	-	-	15.86	39.00	37,389	66.6	0.87	(0.25)
10/04(a)-12/31/04	10.00	(0.01)	1.42	1.41	-	-	11.41	14.10	13,946	27.5	0.87	(0.60)

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.

See Notes to the Financial Statements.

JNL Variable Funds

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The JNL Variable Fund LLC and the JNLNY Variable Fund I LLC (collectively the "JNL Variable Funds") are limited liability companies organized under the laws of Delaware, by Operating Agreements dated February 11, 1999 as amended December 13, 2001. The JNL Variable Funds are registered with the Securities and Exchange Commission as non-diversified funds under the Investment Company Act of 1940. The JNL Variable Fund LLC includes the following fifteen (15) separate Funds, each subadvised by Mellon Capital Management Corp.: JNL/Mellon Capital Management 25 Fund, JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Global 15 Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Nasdaq 15 Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Select Small-Cap Fund, JNL/Mellon Capital Management Technology Sector Fund, JNL/Mellon Capital Management Dow 10 Fund, JNL/Mellon Capital Management S&P 10 Fund, JNL/Mellon Capital Management Value Line 25 Fund and JNL/Mellon Capital Management VIP Fund. The JNLNY Variable Fund I LLC includes the following seven (7) separate Funds, each subadvised by Mellon Capital Management Corp.: JNL/Mellon Capital Management 25 Fund (NY), JNL/Mellon Capital Management Global 15 Fund (NY), JNL/Mellon Capital Management Nasdaq 15 Fund (NY), JNL/Mellon Capital Management Select Small-Cap Fund (NY), JNL/Mellon Capital Management Dow 10 Fund (NY), JNL/Mellon Capital Management S&P 10 Fund (NY) and JNL/Mellon Capital Management Value Line 25 Fund (NY).

Effective May 2, 2005, JNL/Mellon Capital Management JNL 5 Fund acquired all the assets of JNL/Mellon Capital Management The Dow 10 Fund (III) and JNL/Mellon Capital Management The Dow 10 Fund (V). See Note 5 for additional information regarding the Fund acquisitions.

The JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Technology Sector Fund and JNL/Mellon Capital Management VIP Fund offer Class A and Class B shares. The two classes differ principally in applicable 12b-1 Service Fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson National Life Insurance Company ("Jackson National"), serves as investment adviser ("Adviser") for all the Funds. Shares are presently offered to Jackson National (Jackson National Life Insurance Company of New York) and its separate accounts to fund the benefits of variable annuity and variable life policies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Stocks listed on a national or foreign stock exchange are valued at the final quoted sale price (generally, 4:00 p.m. Eastern Time), or final bid price in absence of a sale. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. American Depository Receipts ("ADRs"), which are certificates representing shares of foreign securities deposited in domestic and foreign banks, are traded and valued in U.S. dollars. Pursuant to procedures adopted by the Board of Managers, the Funds utilize Fair Value Pricing (“FVP”). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the Fund holdings such that shareholder transactions receive a fair net asset value. Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Managers.

Security Transactions and Investment Income - Security transactions are recorded on the trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses are determined on the specific identification basis.

Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translations - The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars using exchange rates in effect as of 4:00 p.m. Eastern Time. Purchases and sales of investment securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates prevailing on the respective dates of such transactions. Realized and unrealized gains and losses on investments which result from changes in foreign currency exchange rates are included in net realized gains (losses) on investments and net unrealized appreciation (depreciation) on investments.

Forward Foreign Currency Exchange Contracts - A Fund may enter into forward foreign currency exchange contracts ("contracts"), generally to hedge foreign currency exposure between trade date and settlement date on security purchases and sales ("spot hedges") or to minimize foreign currency risk on portfolio securities denominated in foreign currencies ("position hedges"). All contracts are valued at the forward currency exchange rate and are marked-to-market daily. When the contract is open, the change in market value is recorded as net unrealized appreciation (depreciation) on foreign currency related items. When the contract is closed, the difference between the value of the contract at the time it was opened and the value at the time it was closed is recorded as net realized gain (loss) on foreign currency related items.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' portfolio securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of the unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Statements of Assets and Liabilities. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparties to the contracts are unable to meet the terms of the contracts.

Securities Loaned - The JNL Variable Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, each Fund receives a fee equal to a percentage of the net income from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Fund and is required to maintain collateral at least equal in value to the value of the securities loaned. Cash collateral is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by the Adviser). The Funds bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

Distributions to Shareholders - The JNL/Mellon Capital Management Communications Sector Fund, JNL/Mellon Capital Management Consumer Brands Sector Fund, JNL/Mellon Capital Management Oil & Gas Sector Fund, JNL/Mellon Capital Management Financial Sector Fund, JNL/Mellon Capital Management Healthcare Sector Fund, and JNL/Mellon Capital Management Technology Sector Fund (collectively the "Sector Funds"), JNL/Mellon Capital Management JNL 5 Fund, and the JNL/Mellon Capital Management VIP Fund declare and pay dividends from net investment income annually, but may do so more frequently to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually. For all other Funds, no distributions of net investment income or realized capital gains are required, therefore, these Funds reclass undistributed (accumulated) net investment income (loss) and accumulated net realized gains (loss) into paid-in capital, reflected on the Statements of Assets and Liabilities.

Federal Income Taxes - The JNL Variable Fund LLC (except for the JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund and the Sector Funds), and the JNLNY Variable Fund I LLC are limited liability companies with each of their interests owned by a single interest: Jackson National Separate Account-I and JNLNY Separate Account-I, respectively. Accordingly, the JNL Variable Funds are not considered separate entities for income tax purposes, and therefore, are taxed as part of the operations of Jackson National or Jackson National Life Insurance Company of New York and are not taxed separately. The policy of the JNL/Mellon Capital Management JNL 5 Fund, the JNL/Mellon Capital Management VIP Fund and the Sector Funds is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute income in amounts that will avoid federal income or excise taxes for each Fund. The JNL/Mellon Capital Management JNL 5 Fund, JNL/Mellon Capital Management VIP Fund and the Sector Funds periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. Under current tax law, interest and dividend income and capital gains of the JNL Variable Funds are not currently taxable when left to accumulate within a variable annuity contract.

NOTE 3. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with JNAM whereby JNAM provides investment management services. Each Fund paid JNAM an annual investment advisory fee, accrued daily and payable monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of the investment advisory fee is paid to Mellon Capital Management Corp. as compensation for their sub-advisory services. The following is a schedule of the fees each Fund is currently obligated to pay JNAM:

Assets	Fees
$0 to $50 million	0.37%
$50 million to $100 million	0.31%
Over $100 million	0.28%

Administrative Fee - In addition to the investment advisory fee, each Fund paid JNAM an annual Administrative Fee of 0.15% of the average daily net assets of the Fund accrued daily and paid monthly, except for JNL/Mellon Capital Management Global 15 Fund and JNL/Mellon Capital Management Global 15 Fund (NY) which paid JNAM an annual Administrative Fee of 0.20% of the average daily net assets of the Fund accrued daily and paid monthly.

In return for the fee, JNAM provides or procures all necessary administrative functions and services for the operations of each Fund. In accordance with the Administration Agreement, JNAM is responsible for payment of expenses related to legal, audit, fund accounting, custody, printing and mailing and all other services necessary for the operation of the JNL Variable Funds and each separate Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Managers and independent legal counsel to the disinterested Managers and a majority of the cost associated with the Chief Compliance Officer.

Transfer Agency Services - The Trust has an agreement with JNAM whereby JNAM provides certain transfer agency services for the Funds at no additional cost.

12b-1 Service Fee - The Funds have adopted a Distribution Plan under the provisions of Rule 12b-1 for the purpose of reimbursement of certain distribution and related service expenses from the sale and distribution of the Fund's Class A shares (through the sale of variable insurance products funded by the JNL Variable Funds). Jackson National Life Distributors, Inc. ("JNLD") is the principal underwriter of the Funds, with responsibility for promoting sales of their shares. JNLD also is the principal underwriter of the variable insurance products issued by Jackson National and its subsidiaries. JNLD is a wholly-owned subsidiary of Jackson National. The maximum 12b-1 fee allowed shall be 0.20% of the average daily net assets attributable to the Class A shares. Amounts charged pursuant to the Distribution Plan are reflected in the Statement of Operations as "12b-1 service fees (Class A)".

Deferred Compensation Plan - The Funds have adopted a Deferred Compensation Plan whereby disinterested Managers may defer the receipt of their compensation. Deferred amounts are credited at a 5% rate of return.

Investments in affiliates - During the period ended December 31, 2005, certain Funds invested in a money market fund for temporary purposes, which is advised by JNAM. Certain Funds participating in securities lending receive cash collateral which is invested by the custodian in the Mellon GSL Delaware Business Trust Collateral Fund (a pooled money market instrument approved by JNAM) which may be considered affiliated with the Fund. The total market value and cost of such affiliated investments is disclosed separately in the Statement of Assets and Liabilities, and the associated income is disclosed separately in the Statement of Operations.

NOTE 4. FEDERAL INCOME TAX MATTERS

Permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified as indicated below (in thousands). To the extent there are differences between book tax-basis and federal tax-basis which are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent differences may include but are not limited to: expired capital loss carryforwards, foreign currency reclassifications, reclassifications on the sale of PFIC or REIT securities, net operating losses and distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase (Decrease)
	Accumulated Undistributed Net Investment Income	Accumulated Realized Gain/Loss	Paid in Capital

JNL/Mellon Capital Management Financial Sector Fund	$(21)	$21	$-
JNL/Mellon Capital Management JNL 5 Fund	(24)	24	-
JNL/Mellon Capital Management Technology Sector Fund	56	(56)	-
JNL/Mellon Capital Management VIP Fund	(13)	13	-

As of December 31, 2005, the components of distributable earnings on a tax-basis and the federal tax cost of investments are listed in the following table (in thousands). Net investment income, net realized gains, and unrealized appreciation may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains as ordinary income for tax purposes; the realization for tax purposes of unrealized gains on certain forward foreign currency or futures contracts and unrealized gains or losses on investments in passive foreign investment companies; the difference in accounting in Real Estate Investments Trusts; and the tax deferral of losses on wash sale transactions.

					Tax Components of Distributable Earnings

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation	Undistributed Ordinary Income	Undistributed Long Term Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$15,094	$882	$(1,176)	$(294)	$825	$628
JNL/Mellon Capital Management Consumer Brands Sector Fund	18,494	1,764	(1,403)	361	46	304
JNL/Mellon Capital Management Financial Sector Fund	36,438	4,799	(908)	3,891	686	364
JNL/Mellon Capital Management Healthcare Sector Fund	78,837	10,007	(6,810)	3,197	482	1,820
JNL/Mellon Capital Management JNL 5 Fund	1,292,044	109,028	(39,778)	69,250	10,571	476
JNL/Mellon Capital Management Oil & Gas Sector Fund	170,732	26,399	(3,900)	22,499	3,292	11,237
JNL/Mellon Capital Management Technology Sector Fund	49,092	5,263	(4,188)	1,075	45	108
JNL/Mellon Capital Management VIP Fund	232,172	23,055	(7,436)	15,619	1,793	35

The tax character of the distributions paid during the period ended December 31, 2005, were as follows (in thousands):

	Ordinary	Long-term
	Income	Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$1,453	$37
JNL/Mellon Capital Management Consumer Brands Sector Fund	294	162
JNL/Mellon Capital Management Financial Sector Fund	591	13
JNL/Mellon Capital Management Healthcare Sector Fund	495	71
JNL/Mellon Capital Management JNL 5 Fund	300	-
JNL/Mellon Capital Management Oil & Gas Sector Fund	3,438	609
JNL/Mellon Capital Management Technology Sector Fund	584	32
JNL/Mellon Capital Management VIP Fund	682	-

The tax character of the distributions paid during the period ended December 31, 2004, were as follows (in thousands):

	Ordinary Income	Long-term Capital Gain

JNL/Mellon Capital Management Communications Sector Fund	$1	$-
JNL/Mellon Capital Management Financial Sector Fund	22	-
JNL/Mellon Capital Management Healthcare Sector Fund	1	-
JNL/Mellon Capital Management JNL 5 Fund	204	-
JNL/Mellon Capital Management VIP Fund	40	-

NOTE 5. FUND ACQUISITIONS

On May 2, 2005, the following acquisitions were accomplished by a tax-free exchange of shares pursuant to a plan or reorganization approved by the Board of Managers on February 9, 2005. JNL Variable Fund III LLC and JNL Variable Fund V LLC have filed Form N-8F with the Securities and Exchange Commission and have been de-registered.

Acquiring Fund	Shares of Acquiring Fund Issued in Exchange	Merger Tax Status	Acquired Fund
				Shares Outstanding	Accumulated Realized Gain/(Loss)	Unrealized Appreciation/ (Depreciation)

JNL/Mellon Capital Management JNL 5 Fund	351	Taxable	JNL/Mellon Capital Management The Dow 10 Fund (III)	379	$-	$-
JNL/Mellon Capital Management JNL 5 Fund	389	Taxable	JNL/Mellon Capital Management The Dow 10 Fund (V)	364	-	-

The aggregate net assets (in thousands) of the acquiring and acquired Funds immediately before the acquisition were as follows:

Acquiring Fund	Net Assets	Acquired Fund	Net Assets

JNL/Mellon Capital Management JNL 5 Fund	$294,637	JNL/Mellon Capital Management The Dow 10 Fund (III)	$3,717
JNL/Mellon Capital Management JNL 5 Fund	294,637	JNL/Mellon Capital Management The Dow 10 Fund (V)	4,120

Disclosure of Fund Expenses (unaudited)

All Mutual Funds are affected by ongoing costs, which include (among others) costs for portfolio management, administrative services, and the printing of shareholder reports.

Operating expenses such as these are deducted from the Fund's gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund's average net assets; this percentage is known as the Fund's expense ratio.

The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other Mutual Funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the fund. Use the information in this section, together with the amount invested, to estimate the expenses the shareholder paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses paid During Period" to estimate the expenses paid during this period.

Hypothetical 5% Return. The information in this section can be used to compare each fund's costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make the 5% calculation.

	Actual Fund Return				Hypothetical 5% Return
	Beginning	Ending		Expenses	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid	Account	Account	Annualized	Paid
	Value	Value	Expense	During	Value	Value	Expense	During
	6/30/2005	12/31/2005	Ratios	Period	6/30/2005	12/31/2005	Ratios	Period

JNL/Mellon Capital Management 25 Fund (NY)
Class A	$ 1,000.00	$1,030.00	0.73%	$ 3.67	$ 1,000.00	$1,021.55	0.73%	$ 3.66
JNL/Mellon Capital Management Global 15 Fund (NY)
Class A	1,000.00	1,090.40	0.79	4.09	1,000.00	1,021.22	0.79	3.96
JNL/Mellon Capital Management Nasdaq 15 Fund (NY)
Class A	1,000.00	1,080.20	0.77	3.97	1,000.00	1,021.35	0.77	3.86
JNL/Mellon Capital Management Select Small-Cap Fund (NY)
Class A	1,000.00	1,100.20	0.73	3.80	1,000.00	1,021.55	0.73	3.66
JNL/Mellon Capital Management The Dow 10 Fund (NY)
Class A	1,000.00	992.10	0.75	3.70	1,000.00	1,021.41	0.75	3.76
JNL/Mellon Capital Management The S&P 10 Fund (NY)
Class A	1,000.00	1,181.60	0.74	4.00	1,000.00	1,021.50	0.74	3.71
JNL/Mellon Capital Management Value Line 25 Fund (NY)
Class A	1,000.00	1,263.70	0.88	4.94	1,000.00	1,020.79	0.88	4.41

Additional Disclosure

Quarterly Portfolio Holdings

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-644-4563.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and the Board of Managers of

JNL Variable Fund LLC and JNLNY Variable Fund I LLC

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within JNL Variable Fund LLC and JNLNY Variable Fund I LLC (the “Funds”) as listed in Note 1 of the financial statements at December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each series within JNL Variable Fund LLC and JNLNY Variable Fund I LLC at December 31, 2005, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 17, 2006

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

Manager/Officer (age) & Address	Current Position with the JNL Variable Funds	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Interested Manager
Robert A. Fritts* (57) 1 Corporate Way Lansing, MI 48951	Manager President and Chief Executive Officer	2/99 to present 12/02 to present	Senior Vice President (9/03 to present) and Controller of Jackson National Life Insurance Company (9/82 to present); Vice President of Jackson National Life Insurance Company (8/82 to 8/03); Trustee or Manager, and (since 12/02) President and Chief Executive Officer, of each other investment company in the Fund Complex.	71	None
Disinterested Managers
Michael Bouchard (49) 1 Corporate Way Lansing, MI 48951	Manager	4/00 to present	Sheriff, Oakland County, Michigan (1/99 to present); Senator - State of Michigan (1991 to 1999); Chairman - Financial Services Committee (1/95 to 1/99)	71	None
Dominic D’Annunzio (67) 1 Corporate Way Lansing, MI 48951	Chairman of the Board Manager	2/04 to present 6/03 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98)	71	None
Michelle Engler (47) 1 Corporate Way Lansing, MI 48951	Manager	4/00 to present	Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002); Michigan Community Service Commission Chair (1991 to 2000)	71	Director of Federal Home Loan Mortgage Corporation
Joseph Frauenheim (71) 1 Corporate Way Lansing, Michigan 48951	Manager	12/03 to present	Consultant (Banking)	71	None
Richard D. McLellan (63) 1 Corporate Way Lansing, Michigan 48951	Manager	12/03 to present	Member, Dykema Gossett PLLC (Law Firm)	71	None

* Mr. Fritts is an “interested person” of the JNL Variable Funds due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser.

** The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

Manager/Officer (age) & Address	Current Position with the JNL Variable Fund	Length of Time Served	Principal Occupation for the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by the Manager	Other Directorships Held by the Manager
Officers
Mark D. Nerud (39) 225 West Wacker Drive Chicago, IL 60606	Vice President Treasurer and Chief Financial Officer	2/99 to present 12/02 to present

Chief Financial Officer (11/00 to present) and Managing Board Member of the Adviser (11/00 to 11/03); Vice President, Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser; Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

				Not Applicable	Not Applicable
Susan S. Rhee (34) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary	2/04 to present

Secretary of the Adviser (11/00 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present); Senior Attorney of Jackson National Life Insurance Company (1/00 to 7/01)

				Not Applicable	Not Applicable
Steven J. Fredricks (35) 225 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer	1/05 to present	Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002); Associate General Counsel, Aid Association for Lutherans (1997 to 2001)	Not Applicable	Not Applicable
Jeffrey C. Nellessen (44) 225 West Wacker Drive Chicago, IL 60606	Assistant Treasurer	12/05 to present

Assistant Vice President of Jackson National Life Insurance Company (8/05 to present); Consultant (11/03 to 4/04); Chief Financial Officer, Vice President, Secretary, Treasurer & Controller of Security Capital (3/97 to 11/03)

				Not Applicable	Not Applicable

MANAGERS AND OFFICERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

The Statement of Additional Information includes additional information about Fund Managers and may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Variable Funds, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

MANAGERS OF THE JNL VARIABLE FUND LLC

AND JNLNY VARIABLE FUND I LLC

(COLLECTIVELY, THE JNL VARIABLE FUNDS)

The Managers and officers that are interested persons of the JNL Variable Funds or the Adviser do not receive any compensation from the JNL Variable Funds for their services as Managers or officers. The following persons, who are disinterested Managers of the JNL Variable Funds, received from the JNL Variable Funds the compensation amounts indicated for the services as such for the 12 month period ended December 31, 2005.

Manager	Aggregate Compensation from the JNL Variable Funds*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from JNL Variable Funds and Fund Complex Paid to Managers
Michael Bouchard	$60,000	$0	$0	$60,000
Michelle Engler	$60,000	$0	$0	$60,000
Dominic D’Annunzio	$72,500	$0	$0	$72,500**
Joseph Frauenheim	$70,000	$0	$0	$70,000
Richard D. McLellan	$65,000	$0	$0	$65,000

* The fees paid to the independent Managers are paid for combined meetings of the Funds in the Fund complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

**Mr. D’Annunzio deferred $36,250.

PROXY VOTING GUIDELINES

JNAM, the Funds' adviser, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the SEC's website at www.sec.gov.

TRUSTEES’/MANAGERS' CONSIDERATION OF INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

Under the 1940 Act, an investment advisory or sub-advisory contract initially must be approved by a vote of the majority of the outstanding voting securities of the investment company (which, in the case of a newly organized Fund, may be a vote by the sole initial shareholder), and may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Trustees/Managers or by a vote of the majority of the outstanding voting securities of the investment company.

Further, the 1940 Act requires that an investment advisory or sub-advisory agreement, or the continuance thereof, be approved by a vote of the majority of the disinterested Trustees/Managers cast in person at a meeting called for the purpose of voting on such approval. The 1940 Act also places a specific duty upon the Trustees/Managers to request and evaluate, and a corresponding duty upon the investment adviser or sub-adviser to furnish, such information as reasonably may be necessary to evaluate the terms of the agreement.

The Trustees/Managers request and are presented at each of their regular meetings with reports and analyses by the Adviser and the Sub-advisers regarding (i) the investment performance of each Fund of the JNL Series Trust ("Trust"), JNL Variable Fund LLC ("Variable Fund"), and JNLNY Variable Fund I LLC ("Variable Fund") (collectively referred to as the "Funds") in relation to benchmark indices and in relation to other funds having similar investment objectives; (ii) Fund brokerage; and (iii) portfolio compliance matters. In addition to submitting quarterly written reports regarding the Funds under their management, portfolio management representatives of the Funds’ Sub-advisers also make in-person reports to the Trustees/Managers on a rotating basis.

The Trustees/Managers review and consider these reports and presentations as part of their responsibility to manage the affairs of the Funds. These reports and presentations also form a part of the information considered by the Trustees/Managers in determining whether to approve the continuation of the agreements with the Adviser and each sub-adviser.

Described below is a summary of additional information provided to and considered by the Trustees/Managers, and their conclusions with respect thereto, that formed the basis of the Trustees’/Managers’ approval of the current investment advisory and sub-advisory agreements of the Funds.

Investment Advisory and Management Agreement with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”)

The current Investment Advisory and Management Agreement between the Funds and the Adviser contemplates a “manager of managers” structure whereby the Adviser, with the approval of the Trustees/Managers but without necessity of obtaining shareholder approval, may select, retain and compensate sub-advisers for the Funds, or materially amend agreements with sub-advisers. The Adviser and the Funds have been granted an exemption by the SEC. The “manager of managers” structure was approved by the Trustees of the Trust at a meeting held May 11, 2000 and approved by shareholders at a meeting held on October 26, 2000. The form of the Investment Advisory and Management Agreement with the Adviser’s predecessor, JNFS, was approved by the Trustees at a meeting held August 10, 2000, and was submitted to shareholders of the Trust for approval at a meeting of shareholders held October 26, 2000. The agreement was approved by the shareholders of each Fund, and became effective as of January 31, 2001. The “manager of managers” structure, and a form of Investment Advisory and Management Agreement were approved by the Managers of the Variable Fund at a meeting held on September 25, 2003, and approved by interest holders at a meeting held on December 1, 2003.

At its meeting on August 31, 2005, the Board of Trustees/Managers (the “Board”) of the Funds, including a majority of the Independent Trustees/Managers, considered and approved an amendment to the Funds’ investment Advisory agreements (the “Agreements”) with JNAM in order to: 1) add 4 new funds to JNL Series Trust, and 2) add 2 new funds to JNL and JNLNY Variable Funds. For purposes of this disclosure, we refer to these Funds as the "New Funds." In considering the Agreements, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality and extent of its services, (2) the investment performance of the Funds, (3) its profitability, including an analysis of the cost of providing services and comparative expense information, (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for the Funds’ investors, and (5) other “fall-out” benefits realized by JNAM (i.e. ancillary benefits derived by JNAM or its affiliates from JNAM’s relationship with the Funds).

Before approving the Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the terms of the Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees/Managers, concluded that the Agreements are fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances applicable to the advisory relationship. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services expected to be provided by JNAM to the New Funds. The Board reviewed the Adviser’s key personnel expected to in provide investment advisory services to the Funds, including responsibilities for serving as the Funds’ administrator and transfer agent, overseeing the Funds’ sub-advisers, monitoring adherence to the Funds’ investment restrictions and monitoring compliance with various policies and procedures of the Funds. The Board concluded, based on the information it reviewed and its experience with JNAM as Adviser to other Funds, that the New Funds would likely benefit from the services provided by JNAM under the Agreements as a result of their experience, reputation, personnel, operations and resources.

Investment Performance of the Funds

The Board did not review any historical performance since the New Funds are new. As noted above, however, the Board did consider the nature and quality of services expected to be provided by JNAM.

Costs of Services and Profits Realized by the Adviser

The Board examined the Adviser’s costs in serving as the New Funds' investment manager, including the costs associated with the personnel and systems necessary to manage the New Funds. The Board did not review profits realized by the Adviser because there are no profits as these New Funds are new.

JNAM also provided the following information regarding its investment advisory fees:

The JNL/Mellon Capital Management Dow Dividend Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/Mellon Capital Management Dow Dividend (NY) Fund’s Advisory Fee of 0.37% is below the Lipper average of 0.77%.

The JNL/S&P Retirement Income Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2015 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2020 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

The JNL/S&P Retirement 2025 Fund’s Advisory Fee of 0.13% is below the Lipper average of 0.15%.

Economies of Scale

The Board considered the extent to which the New Funds’ advisory fees reflect economies of scale for the benefit of the Funds’ shareholders. The Board reviewed the New Funds’ fee arrangements, which include breakpoints that decrease the fee rate as the Funds’ assets increase. The Board concluded that the breakpoints in its contracts with the Funds, share with shareholders the benefits of economies of scale as the Funds’ assets grow.

Other Benefits to the Adviser and its Affiliates.

In evaluating the benefits that accrue to the Adviser, the Board reviewed the New Funds as a part of the entire Fund complex. Through its relationship with the Funds, JNAM, and its affiliate, Jackson National Life Distributors, Inc. (“JNLD”), recognize that they serve the Funds in various capacities, including as Adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain of these services to the Funds. As administrator, JNAM receives a fee for providing fund accounting and administration services to the Funds. This fee also is used by JNAM to cover most of the Funds’ operating expenses. The Board reviews this Administrative Fee annually. JNAM does not receive a fee for its transfer agent services. As distributor, JNLD receives a 0.20% 12b-1 fee from the Funds (except for the S&P Funds and the JNL Money Market Fund). In addition, certain sub-advisers pay part of the costs of various meetings organized and run by JNLD for its variable insurance product wholesalers. The meetings are arranged by JNLD and provide an opportunity for the sub-advisers to educate the wholesalers and, in the case of the due diligence meetings, certain agents. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees/Managers, concluded that approval of the Agreements were in the best interest of the Funds and its shareholders.

Sub-Advisory Agreement with S&P Investment Advisory Services LLC (JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund) (collectively the "New S&P Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Trustees/Managers, considered an amendment to the investment sub-advisory agreement (the “S&P Agreement”) with Standard & Poor’s Investment Advisory Services LLC (the “Sub-adviser”) for the New S&P Funds. In considering the S&P Agreement, JNAM provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Sub-adviser, (3) comparative fund expense information, and (4) the extent to which economies of scale might be realized as the Funds grow and whether fee levels reflect these economies of scale for New S&P Fund investors. The Board did not consider profitability information because the New S&P Funds are new.

Before approving the S&P Agreement, the Board’s Independent Trustees/Managers met in executive session with their independent counsel to consider the materials provided by the Adviser and the Sub-adviser and the terms of the S&P Agreement.

Based on its evaluation of all material factors, the Board, including a majority of the Independent Trustees, concluded that the S&P Agreement is fair and in the best interests of shareholders. During its deliberations, the Board balanced the various factors based on all the facts and circumstances. The following summaries do not detail every matter considered. In reaching its conclusion, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would be provided by the Sub-adviser to the New S&P Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New S&P Funds. The Board also considered the Sub-adviser’s duties under the S&P Agreement in serving as the Funds' Sub-adviser, including duties for investment research and security selection, adherence to the New S&P Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New S&P Funds would likely benefit from the services to be provided by the Sub-adviser under the S&P Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser

There are no comparable Funds managed by the Sub-adviser. The Board considered the solid performance of the Sub-adviser on the existing JNL/S&P Fund of Funds, which are generally ranked in the top half of their peer group over most time periods by Lipper.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the proposed sub-advisory fee and expense information for the Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New S&P Fund's expected expense ratio of 0.18% is slightly above the Lipper average of 0.15%. The sub-adviser fee of 0.04% is slightly above the Lipper average of 0.03%. The Board also noted, however, that the Lipper peer group comparisons contain only 3 other funds for total expenses and one fund for the sub-adviser average comparison. The Board concluded that the Funds' sub-advisory fee and expense ratio are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New S&P Funds' management fee reflects economies of scale for the benefit of shareholders. The Board reviewed the New S&P Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Funds assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the New S&P Funds, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded that under the S&P Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-adviser does not realize any other benefits at this time.

Sub-Advisory Agreement with Mellon Capital Management Corporation (JNL/Mellon Capital Management DowSM Dividend Fund and JNL/Mellon Capital Management DowSM Dividend Fund (NY)) (the "New Mellon Funds")

At its meeting on August 31, 2005, the Board, including a majority of the Independent Managers, considered and approved amendments to the investment sub-advisory agreement (the “Mellon Agreement”) with Mellon Capital Management Corporation (the “Sub-adviser”) for the New Mellon Funds, with Fund operations commencing January 17, 2006. In considering the Mellon Agreement, JNAM and the Sub-adviser provided information on the following factors: (1) the nature, quality and extent of the Sub-adviser’s services, (2) the investment performance of the Funds’, (3) comparative fund expense information, and (4) the extent to which economies of scale are realized as the Funds grow and whether fee levels reflect these economies of scale for Fund investors. The Board did not consider Sub-adviser profitability information because the New Mellon Funds are new.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services that would expected to be provided by the Sub-adviser to the New Mellon Funds. The Board reviewed the Sub-adviser’s key personnel in providing investment management services to the New Mellon Funds. The Board also considered the Sub-adviser’s duties under the Mellon Agreement in serving as each New Mellon Funds' investment manager, including investment research and stock selection, adherence to the New Mellon Funds' investment restrictions and monitoring compliance with various Fund policies and procedures. The Board concluded that the New Mellon Funds would likely benefit from the services to be provided by the Sub-adviser under the Mellon Agreement as a result of the Sub-adviser’s experience, reputation, personnel, operations and resources.

Investment Performance of the Sub-adviser and the Fund

There are no comparable Funds managed by the Sub-adviser.

Costs of Services and Profits Realized by the Sub-adviser

The Board examined the sub-advisory fee and expense information for the New Mellon Funds as compared to comparable funds managed by other advisers, in addition to its Lipper average. The Board noted that the New Mellon Funds' proposed expense ratio of 0.76% was below the Lipper average of 1.02%. The sub-adviser fee of 0.12% was below the Lipper average of 0.35%. The Board concluded that the New Mellon Funds' sub-advisory fees and expense ratios are reasonable in light of the services expected to be provided.

Economies of Scale

The Board considered the extent to which the New Mellon Funds' management fees reflect economies of scale for the benefit of shareholders. The Board reviewed the New Mellon Funds' fee arrangements, which include breakpoints that decrease the fee rate as the Fund’s assets increase. The Board concluded that the breakpoints shared with JNAM and that JNAM in turn, through the breakpoints in its contract with the Fund, shares with shareholders the benefits of economies of scale as Fund assets grow. In light of this, the Board concluded under the New Mellon Agreement, shareholders share in the benefits to be achieved through economies of scale.

Other Benefits to the Adviser

Other than acting as Sub-adviser to other JNL Funds, the Sub-Adviser does not realize any other benefits at this time.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. Amendments were approved in order to comply with the amendments of Rule 17j-1. No waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant does not have a Financial Expert on its Board. The Registrant has determined that the financials do not involve the complexities of public company financials and that the accounting methodologies of investment companies are well established under the Investment Company Act of 1940 and therefore, a financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2005 and December 31, 2004 as follows:

2005

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNLNY Variable Fund I LLC	$ 29,060	$ 15,550	$ 0	$ 0	$ 44,610

2004

Company	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees	Total Fees

JNLNY Variable Fund I LLC	$ 41,300	$ 3,019	$ 10,992	$ 0	$ 55,311

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the Fund's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Fund on the same terms as the full Audit Committee previously had approved for the then existing funds.

(e)(2) None

(f) 0%

(g) KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

(h) The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable as this is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Schedule of Investments

Included as a Part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable as this is an Open-End Management Investment Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable as this is an Open-End Management Investment Company.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees/Managers formalized the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees/Managers. The procedures were formalized after the registrant's previous response to this Item. The procedures provide an address to which shareholder nominees may be submitted. The procedures can be found in the Registrant's Statement of Additional Information.

Item 11. Controls and Procedures.

(a) In order to ensure that the information that we must disclose in our filings with the Securities and Exchange Commission is recorded, processed, summarized and reported on a timely basis, we have adopted disclosure controls and procedures. Our President and Chief Executive Officer, Robert A. Fritts, and our Chief Financial Officer, Mark D. Nerud, have reviewed and evaluated our disclosure controls and procedures as of February 28, 2006, and have concluded that our disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's first and second fiscal quarters of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

a.	(1) Code of Ethics – attached hereto.
(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, are attached hereto.
(3) Not Applicable.

b.	The certification required by Rule 30a-2(b) for the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Lansing and State of Michigan, on the 9th day of March, 2006.

JNLNY Variable Fund I LLC (Registrant)

/s/ Robert A. Fritts
Robert A. Fritts, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robert A. Fritts	President	March 9, 2006
Robert A. Fritts

/s/ Mark D. Nerud	Chief Financial Officer	March 9, 2006
Mark D. Nerud

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act